T. Rowe Price High Yield Fund

Supplement to Prospectus Dated October 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 14, 2019, Rodney M. Rayburn will join Mark J. Vaselkiv as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Rayburn joined T. Rowe Price in 2014. Effective January 1, 2020, Mr. Vaselkiv will step down from his responsibilities as the fund’s co-portfolio manager, and Mr. Rayburn will continue to serve as the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

On page 10, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 14, 2019, Rodney M. Rayburn will join Mark J. Vaselkiv as Cochairman of the fund’s Investment Advisory Committee. Mr. Rayburn joined the Firm in 2014, and his investment experience dates from 2000. Since joining the Firm, he has served as a high yield credit analyst and a portfolio manager (beginning in 2015). Prior to joining the Firm, he worked at Värde Partners, where he was a managing director and analyst focusing on loans, bonds, and reorganized equity securities. Effective January 1, 2020, Mr. Vaselkiv will step down from his responsibilities as Cochairman of the fund’s Investment Advisory Committee, and Mr. Rayburn will continue as the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is January 14, 2019.

F57-041 1/14/19